                                                                   EXHIBIT 10.16

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 PLANETOUT INC.

                          AMENDED AND RESTATED WARRANT
                            TO PURCHASE COMMON STOCK

NO. PCW-                           ORIGINAL WARRANT ISSUANCE DATE: JUNE 21, 2000
                                            AMENDED AND RESTATED: MARCH 21, 2001
                                                        RE-ISSUED: JUNE 23, 2004

                            VOID AFTER JUNE 21, 2005

                                   BACKGROUND

      1. Reference is made to that certain Warrant to Purchase Shares of Preferred Stock of PlanetOut Corporation ("PNO"), No. PCW-1, originally issued to Mayfield X L.P. (the "ORIGINAL HOLDER") on June 21, 2000 and subsequently amended and restated on March 21, 2001 (as so amended, the "ORIGINAL WARRANT").

      2. The Original Warrant was exercisable for up to 41,643 shares of the Series C Preferred Stock of PNO, at an exercise price of $3.602 per share.

      3. On April 16, 2001, PNO became a wholly owned subsidiary of PlanetOut Inc. (F/K/A "PlanetOut Partners, Inc."), a Delaware corporation (the "COMPANY"), and, in connection therewith, the Original Warrant was assumed by the Company and became exercisable for up to 41,643 shares of the Series B-2 Preferred Stock of the Company at an exercise price of $3.602 per share.

      4. On June 29, 2001, the Company filed its Third Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, and, effective upon such filing, certain shares of the Company's series of Preferred Stock, including the shares of the Company's Series B-2 Preferred Stock underlying the Original Warrant, were automatically converted into shares of Common Stock of the Company on a 1:1 basis (the "RECAPITALIZATION").

      5. As a result of the Recapitalization, the Original Warrant became exercisable for up to 41,643 shares of the Common Stock of the Company, at an exercise price of $3.602 per share.

      6. The Original Holder has agreed to assign portions of the Original Warrant to certain of its affiliates (each of whom is a stockholder of the Company), and to retain the balance of the Original Warrant for itself, as follows (the "REALLOCATION"):

NAME                                                           UNDERLYING SHARES
----                                                           -----------------
Mayfield X L.P. (the Original Holder)                                     36,230
Mayfield Associates Fund V, LLP                                            1,249
Mayfield Principals Fund LLC                                               4,164
TOTAL:                                                                    41,643

      7. This Warrant is being issued in connection with the Reallocation, and it amends, restates and supersedes in all respects the Original Warrant to reflect to foregoing changes.

      THIS CERTIFIES THAT, for value received, ___________________________ or its assigns (the "HOLDER"), is entitled to subscribe for and purchase at the Exercise Price (defined below in Section 1(b)) from PLANETOUT INC., a Delaware corporation, with its principal office at 300 California Street, Suite 200, San Francisco, CA 94104 (the "CORPORATION") up to __________ shares of the Corporation's Common Stock, subject to adjustment as set forth below in Section 5.

      1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

      (A) "EXERCISE PERIOD" shall mean the period commencing September 18, 2000 and ending June 21, 2005, unless sooner terminated as provided below.

      (B) "EXERCISE PRICE" shall mean $3.602 per share, subject to adjustment pursuant to Section 5 below.

      (C) "EXERCISE SHARES" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

      2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Corporation at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

      (A) An executed Notice of Exercise in the form attached hereto;

      (B) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness; and

      (C) This Warrant.

      Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

      The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

      2.1. NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Corporation's Common Stock is greater than the Exercise Price (at the date of exercise), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Corporation together with the properly endorsed Notice of Exercise in which event the Corporation shall issue to the Holder a number of shares of Common Stock computed using the following formula:

            X = Y (A-B)
               --------
                  A

Where             X =   the number of shares of Common Stock to be issued to the
                        Holder

                  Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A = the fair market value of one share of the Corporation's Common Stock (at the date of such calculation)

                  B = Exercise Price (as adjusted to the date of such calculation)


      For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Corporation's Board of Directors in good faith as of the date of exercise; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Corporation's initial public offering of its Common Stock, the fair market value of one share of Common Stock shall be equal to the per share offering price of the Corporation's Common Stock to the public.

      3. COVENANTS OF THE CORPORATION.

      3.1. COVENANTS AS TO EXERCISE SHARES. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

      3.2. NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

      3.3. NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      4. REPRESENTATIONS OF HOLDER.

      4.1. ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

      4.2. SECURITIES ARE NOT REGISTERED.

          (A) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "ACT") on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

          (B) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Corporation has no obligation to register the Warrant or the Exercise Shares of the Corporation, or to comply with any exemption from such registration.

          (C) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Corporation, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Corporation presently has no plans to satisfy these conditions in the foreseeable future.

      4.3. DISPOSITION OF WARRANT AND EXERCISE SHARES.

          (A) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                (I) The Corporation shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                (II) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                (III) The Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, the Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

          (B) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          (C) The Holder hereby agrees not to sell or otherwise transfer or dispose of all or any part of this Warrant or the Exercise Shares during a period specified by the representative of the underwriters of Common Stock (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Corporation filed under the Act. Holder further agrees that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

      4.4. ACCREDITED INVESTOR. The Holder represents that it is an accredited investor within the meaning of Regulation D of the Securities Act.

      5. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

      6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the Exercise Price by such fraction.

      7. EFFECT OF CERTAIN TRANSACTIONS. In the event of any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a merger solely to effect a re-incorporation of the Corporation into another state), or the sale or other disposition of all or substantially all the properties and assets of the Corporation in its entirety to any other person, lawful provision shall be made so that the Holder, on the exercise hereof as provided in Section 2 at any time after the consummation of such reorganization, reclassification, consolidation, merger, sale or other disposition, as the case may be, shall be entitled to receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto.

      8. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

      9. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Corporation.

      10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

      11. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Corporation, to PlanetOut Inc., Attention: President, 300 California Street, Suite 200, San Francisco, CA 94104 and (b) if to the Holder, to


          C/O MAYFIELD FUND
          2800 SAND HILL ROAD
          MENLO PARK, CALIFORNIA 94025
          ATTN:  ALLEN MORGAN

or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

      12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

      13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.

      IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Warrant to be executed by its duly authorized officer as of June 23, 2004.

                                          PLANETOUT INC.

                                          By
                                             --------------------------------
                                               Lowell R. Selvin
                                               Chief Executive Officer

ATTEST:


------------------------------------
Jeffrey T. Soukup
Secretary

ACKNOWLEDGED AND AGREED:

------------------------------


------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

ACKNOWLEDGEMENT OF ASSIGNMENT:

The Original Holder acknowledges, confirms and agrees to the assignment of the Original Warrant to the Holder to the extent set forth under paragraph 6 under "Background", as of the date set forth above.

MAYFIELD X L.P.


------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                               NOTICE OF EXERCISE

TO:  PLANETOUT INC.

      (1) [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of PlanetOut Inc. (the "CORPORATION") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of the Corporation pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

      (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                                 ------------------------
                                                         (Name)


                                                 ------------------------

                                                 ------------------------
                                                       (Address)

      (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available;
(v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Corporation and the Corporation has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel satisfactory to the Corporation, stating that such registration is not required.


-----------------------                             ----------------------------
(Date)                                              (Signature)

                                                    ----------------------------
                                                    (Print name)

                                 ASSIGNMENT FORM

                  (To assign the foregoing Warrant, execute this form and supply required information.
                  Do not use this form to purchase shares.)

      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


Name:
       -------------------------------------------------------------------------
                                 (Please Print)

Address:
          ----------------------------------------------------------------------
                                 (Please Print)

Dated:
        ----------------------------

Holder's
Signature:
           ------------------------------------------------------------

Holder's
Address:
         --------------------------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.